                                                                   EXHIBIT 10.24


                         RECEIVABLES TRANSFER AGREEMENT

                          DATED AS OF FEBRUARY 12, 2003

                                      AMONG

         INTERFACE FABRICS GROUP MARKETING, INC., AS AN ORIGINAL SELLER,
                 INTERFACE TEKNIT, INC., AS AN ORIGINAL SELLER,
               INTERFACE TEKSOLUTIONS, LLC, AS AN ORIGINAL SELLER,
                      PANDEL, INC., AS AN ORIGINAL SELLER,
                 INTERFACE AMERICAS, INC., AS AN ORIGINAL SELLER

                                       AND

                                INTERFACE, INC.,
                                    AS BUYER

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----
ARTICLE I. AMOUNTS AND TERMS OF THE PURCHASE...................................................................... 2
   Section 1.1    Purchase of Receivables......................................................................... 2
   Section 1.2    Payment for the Purchase........................................................................ 3
   Section 1.3    Purchase Price Credit Adjustments............................................................... 3
   Section 1.4    Payments and Computations, Etc.................................................................. 4
   Section 1.5    Transfer of Records............................................................................. 4
   Section 1.6    Characterization................................................................................ 5
ARTICLE II. REPRESENTATIONS AND WARRANTIES........................................................................ 5
   Section 2.1    Representations and Warranties of Original Sellers.............................................. 5
ARTICLE III. CONDITIONS OF PURCHASE............................................................................... 9
   Section 3.1    Conditions Precedent to Purchase................................................................ 9
   Section 3.2    Conditions Precedent to Subsequent Payments..................................................... 9
ARTICLE IV. COVENANTS............................................................................................ 10
   Section 4.1    Affirmative Covenants of Original Sellers...................................................... 10
   Section 4.2    Negative Covenants of Original Sellers......................................................... 13
ARTICLE V. TERMINATION EVENTS.................................................................................... 15
   Section 5.1    Termination Events............................................................................. 15
   Section 5.2    Remedies....................................................................................... 16
ARTICLE VI. INDEMNIFICATION...................................................................................... 16
   Section 6.1    Indemnities by Original Sellers................................................................ 16
   Section 6.2    Other Costs and Expenses....................................................................... 19
ARTICLE VII. MISCELLANEOUS....................................................................................... 19
   Section 7.1    Waivers and Amendments......................................................................... 19
   Section 7.2    Notices........................................................................................ 19
   Section 7.3    Protection of Ownership Interests of Interface................................................. 20
   Section 7.4    Confidentiality................................................................................ 20
   Section 7.5    Bankruptcy Petition............................................................................ 21
   Section 7.6    Limitation of Liability........................................................................ 22
   Section 7.7    CHOICE OF LAW.................................................................................. 22
   Section 7.8    CONSENT TO JURISDICTION........................................................................ 22
   Section 7.9    WAIVER OF JURY TRIAL........................................................................... 22
   Section 7.10     Integration; Binding Effect; Survival of Terms............................................... 23
   Section 7.11     Counterparts; Severability; Section References............................................... 23

                             Exhibits and Schedules

Exhibit I    -   Definitions

Exhibit II   -   Principal Place of Business; Location(s) of Records; Federal
                 Employer Identification Number

Exhibit III  -   LockBoxes; LockBox Accounts; Collection Banks

Exhibit IV   -   [Intentionally omitted.]

Exhibit V    -   Credit and Collection Policies

Schedule A   -   List of Documents to Be Delivered to Interface Prior to the
                 Purchase

                         RECEIVABLES TRANSFER AGREEMENT

         THIS RECEIVABLES TRANSFER AGREEMENT, dated as of February 12, 2003, is by and among Interface Fabrics Group Marketing, Inc., a Nevada corporation ("INTERFACE MARKETING"), Interface Teknit, Inc., a Michigan corporation ("INTERFACE TEKNIT"), Interface TekSolutions, LLC, a Michigan limited liability company ("INTERFACE TEKSOLUTIONS"), Pandel, Inc., a Georgia corporation ("PANDEL"), Interface Americas, Inc., a Georgia corporation ("INTERFACE AMERICAS," each of Interface Marketing, Interface Teknit, Interface TekSolutions, Pandel and Interface Americas, an "ORIGINAL SELLER" and, collectively, the "ORIGINAL SELLERS"), and Interface, Inc., a Georgia corporation ("INTERFACE"). Unless defined elsewhere herein, capitalized terms used in this Agreement shall have the meanings assigned to such terms in Exhibit I hereto (or, if not defined in Exhibit I hereto, the meaning assigned to such term in the Loan Agreement).

                             PRELIMINARY STATEMENTS

         Each of the Original Sellers now owns, and from time to time hereafter will own, Receivables.

         Each of the Original Sellers wishes sell to Interface, and Interface wishes to purchase from such Original Seller, its respective Receivables, together with the Related Security and Collections with respect thereto, in accordance with the terms and conditions hereof.

         Each the Original Sellers and Interface intend the transactions contemplated hereby to be true sales of the Receivables from each such Original Seller to Interface, providing Interface with the full benefits of ownership of the Receivables, and neither any of the Original Sellers nor Interfaces intend these transactions to be, or for any purpose to be characterized as, loans from Interface to any Original Seller.

         Following the purchase of Receivables from the Original Sellers, (a) Interface will sell or contribute to Interface Securitization Corporation ("SPV") and SPV will purchase from Interface, all of Interface's right, title and interest in and to the Receivables, Related Security and Collections purchased by Interface pursuant to the terms of a certain Receivables Sales Agreement, dated as of the date hereof, between Interface and SPV (as amended, restated or otherwise modified from time to time, the "RECEIVABLES SALE AGREEMENT") in accordance with the terms thereof and (b) SPV will grant a security interest in the Receivables, Related Security and Collections pursuant to that certain Loan Agreement dated as of the date hereof (as the same may from time to time hereafter be amended, supplemented, restated or otherwise modified, the "LOAN AGREEMENT") among SPV, Interface, as Servicer, Three Pillars Funding Corporation ("LENDER"), and SunTrust Capital Markets, Inc. or any successor administrator appointed pursuant to the terms of the Loan Agreement, as agent and administrator for Lender (in such capacity, the "ADMINISTRATOR").

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I.
                        AMOUNTS AND TERMS OF THE PURCHASE

         Section 1.1 Purchase of Receivables. Effective on the date hereof, in consideration for the Purchase Price and upon the terms and subject to the conditions set forth herein, each Original Seller does hereby sell, assign, transfer, set-over and otherwise convey to Interface, without recourse (except to the extent expressly provided herein), and Interface does hereby purchase from each Original Seller, all of such Original Seller's right, title and interest in and to all of such Original Seller's Receivables existing as of the close of business on the Business Day immediately prior to the date hereof and all Receivables thereafter arising through and including the Termination Date, together, in each case, with all Related Security relating thereto and all Collections thereof. In accordance with the preceding sentence, on the date hereof Interface shall acquire all of such Original Seller's right, title and interest in and to all of such Receivables existing as of the close of business on the Business Day immediately prior to the date hereof and thereafter arising through and including the Termination Date, together with all Related Security relating thereto and all Collections thereof. Interface shall be obligated to pay the Purchase Price for the Receivables purchased hereunder in accordance with Section 1.2. In connection with consummation of the Purchase Price for any Receivables purchased hereunder, Interface may request that each Original Seller deliver, and each Original Seller shall deliver, such approvals, opinions, information, reports or documents as Interface may reasonably request.

         (a) It is the intention of the parties hereto that the Purchase of Receivables made hereunder shall constitute a sale, which sale is absolute and irrevocable and provides Interface with the full benefits of ownership of the Receivables. Except for the Purchase Price Credits owed pursuant to Section 1.3, the sale of Receivables hereunder is made without recourse to any Original Seller; provided, however, that (i) each Original Seller shall be liable to Interface for all representations, warranties, covenants and indemnities made by such Original Seller pursuant to the terms of the Transaction Documents to which such Original Seller is a party, and (ii) such sale does not constitute and is not intended to result in an assumption by Interface or any assignee thereof of any obligation of any Original Seller or any other Person arising in connection with the Receivables, the related Contracts and/or other Related Security or any other obligations of any Original Seller. In view of the intention of the parties hereto that the Purchase of Receivables made hereunder shall constitute a sale of such Receivables rather than loans secured thereby, each Original Seller agrees that it will, on or prior to the date hereof and in accordance with Section 4.1(e)(ii), mark its master data processing records relating to the Receivables with a legend acceptable to Interface, SPV (as Interface's assignee) and to the Administrator (as SPV's secured party), evidencing that Interface has purchased such Receivables as provided in this Agreement and to note in its financial statements that its Receivables have been sold to Interface. Upon the request of Interface, SPV (as Interface's assignee) or the Administrator (as SPV's secured party), each Original Seller will duly authorize the filing of such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate to perfect and maintain the perfection of Interface's ownership interest in the Receivables and the Related Security and Collections with respect thereto, or as Interface, SPV (as Interface's assignee) or the Administrator (as SPV's secured party) may reasonably request.

         Section 1.2    Payment for the Purchase.

         (a) The Purchase Price for the Purchase of Receivables in existence on the close of business on the date hereof (the "INITIAL CUTOFF DATE") shall be payable in full by Interface to the Original Seller of such Receivables on the date hereof, and shall be paid to such Original Seller by delivery of immediately available funds. The Purchase Price for each Receivable coming into existence after the Initial Cutoff Date shall be due and owing in full by Interface to the Original Seller of such Receivable or its designee on the date each such Receivable came into existence (except that Interface may, with respect to any such Purchase Price, offset against such Purchase Price any amounts owed by the applicable Original Seller to Interface hereunder and that have become due but remain unpaid) and shall be paid to such Original Seller in the manner provided in the following paragraphs (b), (c) and (d).

         (b) With respect to any Receivables coming into existence after the Initial Cutoff Date, on each Settlement Date, Interface shall pay the Purchase Price therefor in accordance with Section 1.2(d) by delivery of immediately available funds.

         (c) From and after the Termination Date, no Original Seller shall sell Receivables to Interface.

         (d) Although the Purchase Price for each Receivable coming into existence after the Initial Cutoff Date shall be due and payable in full by Interface to the Original Seller of such Receivable on the date such Receivable came into existence, settlement of the Purchase Price between Interface and each Original Seller shall be effected on each Settlement Date with respect to all Receivables coming into existence (i) if settlement is effected on a monthly basis, during the same Calculation Period and based on information contained in the Monthly Report delivered by the Servicer pursuant to the Loan Agreement for the Calculation Period most recently ended, or (ii) if settlement is effected on a weekly basis, during the calendar week reported in the Borrowing Base Certificate most recently delivered by the Servicer pursuant to the Loan Agreement and based on the information contained in such Borrowing Base Certificate. Although settlement shall be effected in the foregoing manner, increases or decreases in the amount owing under the Subordinated Note made pursuant to Section 1.2(b) of the Receivables Sale Agreement and any contribution of capital by Interface to SPV made pursuant to Section 1.2(b) the Receivables Sale Agreement shall be deemed to have occurred and shall be effective as of the last Business Day of the Calculation Period to which such settlement relates.

         Section 1.3    Purchase Price Credit Adjustments. If on any day:

         (a)      the Outstanding Balance of a Receivable is:

                  (i) reduced as a result of any defective or rejected or returned goods or services, any discount or any adjustment or otherwise by the Original Seller of such Receivable (other than cash Collections on account of the Receivables),


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

                  (ii) reduced or canceled as a result of a setoff in respect of any claim by any Person (whether such claim arises out of the same or a related transaction or an unrelated transaction), or

         (b) any Contract with respect to any Receivable shall fail to create a legal, valid and binding obligation of the related Obligor to pay the Outstanding Balance of the Receivable created thereunder and any accrued interest thereon, or

         (c) any of the representations and warranties set forth in Article II are not true when made or deemed made with respect to any Receivable,

then, in such event, Interface shall be entitled to a credit (each, a "PURCHASE PRICE CREDIT") against the Purchase Price otherwise payable hereunder to the Original Seller of such Receivable equal to the Outstanding Balance of such Receivable (calculated before giving effect to the applicable reduction or cancellation). If such Purchase Price Credit exceeds the Original Balance of the Receivables of such Original Seller coming into existence on any day, then such Original Seller shall pay the remaining amount of such Purchase Price Credit in cash immediately.

         Section 1.4 Payments and Computations, Etc. All amounts to be paid or deposited by Interface hereunder shall be paid or deposited in accordance with the terms hereof on the day when due in immediately available funds to the account of the applicable Original Seller designated from time to time by such Original Seller or as otherwise directed by such Original Seller. In the event that any payment owed by any Person hereunder becomes due on a day that is not a Business Day, then such payment shall be made on the next succeeding Business Day. If any Person fails to pay any amount hereunder when due, such Person agrees to pay, on demand, the Default Fee in respect thereof until paid in full; provided, however, that such Default Fee shall not at any time exceed the maximum rate permitted by applicable law. All computations of interest payable hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed.

         Section 1.5    Transfer of Records.

         (a) In connection with the Purchase of Receivables hereunder, each Original Seller hereby sells, transfers, assigns and otherwise conveys to Interface all of such Original Seller's right and title to and interest in the Records relating to all Receivables sold hereunder, without the need for any further documentation in connection with the Purchase. In connection with such transfer, each Original Seller hereby grants to each of Interface, SPV, the Administrator and the Servicer an irrevocable, non-exclusive license to use, without royalty or payment of any kind, all software used by such Original Seller to account for its Receivables, to the extent necessary to administer such Receivables, whether such software is owned by such Original Seller or is owned by others and used by such Original Seller under license agreements with respect thereto, provided that should the consent of any licensor of such software be required for the grant of the license described herein, to be effective, such Original Seller hereby agrees that upon the request of Interface (or Interface's assignee), such Original Seller will use its reasonable efforts to obtain the consent of such third-party licensor. The license granted hereby shall be irrevocable until the indefeasible payment in full of the Aggregate Unpaid Balance, and shall terminate on the date this Agreement terminates in accordance with its terms.

         (b) Each Original Seller (i) shall take such action requested by Interface, SPV (as Interface's assignee) and/or the Administrator (as SPV's secured party), from time to time hereafter, that may be necessary or appropriate to ensure that Interface, SPV and their respective assigns have an enforceable ownership interest in the Records relating to the Receivables purchased from such Original Seller hereunder, and (ii) shall use its reasonable efforts to ensure that Interface, SPV, the Administrator and the Servicer each has an enforceable right (whether by license or sublicense or otherwise) to use all of the computer software used to account for the Receivables and/or to recreate such Records.

         Section 1.6 Characterization. If, notwithstanding the intention of the parties expressed in Section 1.1(b), any sale by any Original Seller to Interface of Receivables hereunder shall not be characterized as a sale or such sale shall for any reason be ineffective or unenforceable, then this Agreement shall be deemed to, and hereby does, constitute a security agreement under the UCC and other applicable law. For this purpose and without being in derogation of the parties' intention that the sale of Receivables hereunder shall constitute a true sale thereof, each Original Seller hereby grants to Interface a valid and enforceable security interest in all of such Original Seller's right, title and interest in, to and under all Receivables now existing and hereafter arising, all Collections and Related Security with respect thereto, each LockBox and LockBox Account, all other rights and payments relating to the Receivables and all proceeds of the foregoing to secure the prompt and complete payment of a loan deemed to have been made in an amount equal to the aggregate outstanding Purchase Price of such Original Seller's Receivables together with all other obligations of such Original Seller hereunder, which security interest shall be prior to all other Adverse Claims thereto. Interface and its assigns shall have, in addition to the rights and remedies that they may have under this Agreement, all other rights and remedies provided to a secured creditor under the UCC and other applicable law, which rights and remedies shall be cumulative.

                                  ARTICLE II.
                         REPRESENTATIONS AND WARRANTIES

         Section 2.1 Representations and Warranties of Original Sellers. Each Original Seller hereby represents and warrants to Interface on the date hereof, on the date of the Purchase and on each date that any of such Original Seller's Receivables comes into existence that:

         (a) Corporate Existence and Power. Such Original Seller is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, and is duly qualified to do business and is in good standing as a foreign corporation, and has and holds all corporate power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect..

         (b) Power and Authority; Due Authorization, Execution and Delivery. The execution and delivery by such Original Seller of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder and, such Original Seller's use of the proceeds of the Purchase from such Original Seller made hereunder, are within its corporate powers and authority, and have been duly authorized by all necessary corporate action on its part. This Agreement and each other Transaction Document to which such Original Seller is a party has been duly executed and delivered by such Original Seller.

         (c) No Conflict. The execution and delivery by such Original Seller of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder do not contravene or violate (i) its Organizational Documents, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on assets of such Original Seller or its Subsidiaries (except as created hereunder), except, in any case, where such contravention or violation could not reasonably be expected to have a Material Adverse Effect. No transaction contemplated hereby requires compliance with any bulk sales act or similar law.

         (d) Governmental Authorization. Other than the filing of the financing statements required hereunder, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by such Original Seller of this Agreement and each other Transaction Document to which it is a party and the performance of its obligations hereunder.

         (e) Actions, Suits. There are no actions, suits or proceedings pending, or to the best of such Original Seller's knowledge, threatened, against or affecting such Original Seller, or any of its properties, in or before any court, arbitrator or other body, that could reasonably be expected to have a Material Adverse Effect. Such Original Seller is not in default with respect to any order of any court, arbitrator or governmental body that could reasonably be expected to have a Material Adverse Effect.

         (f) Binding Effect. This Agreement and each other Transaction Document to which such Original Seller is a party constitute the legal, valid and binding obligations of such Original Seller enforceable against such Original Seller in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

         (g) Accuracy of Information. All information heretofore furnished by such Original Seller or any of its Affiliates to Interface (or its assigns) for purposes of or in connection with this Agreement, any of the other Transaction Documents or any transaction contemplated hereby or thereby is true and accurate in every material respect on the date such information is stated or certified and does not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading as of the date such information is stated or certified.

         (h) Use of Proceeds. No proceeds of any Purchase Price payment to such Original Seller hereunder will be used (i) for a purpose that violates, or would be inconsistent with, any law, rule or regulation applicable to such Original Seller or (ii) to acquire any security in any transaction that is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

         (i) Good Title. Immediately prior to the Purchase hereunder, each Original Seller is the legal and beneficial owner of the Receivables and the Related Security with respect thereto, free and clear of any Adverse Claim (other than Permitted Adverse Claims), except as created by the Transaction Documents. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect such Original Seller's ownership interest in each Receivable, its Collections and the Related Security.

         (j) Perfection. This Agreement, together with the filing of the financing statements contemplated hereby, is effective to, and shall, upon each Purchase hereunder, transfer to Interface (and Interface shall acquire from such Original Seller) (i) legal and equitable title to, with the right to sell and encumber each Receivable existing or hereafter arising, together with the Collections with respect thereto, and (ii) all of such Original Seller's right, title and interest in the Related Security associated with each Receivable, in each case, free and clear of any Adverse Claim (other than Permitted Adverse Claims), except as created by the Transactions Documents. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Interface's ownership interest in the Receivables, the Related Security and the Collections (except for the Excluded Deposit Accounts).

         (k) Places of Business and Locations of Records. The principal places of business and chief executive office of such Original Seller and the offices where it keeps all of its Records are located at the address(es) listed on Exhibit II or such other locations of which Interface has been notified in accordance with Section 4.2(a) in jurisdictions where all action required by
Section 4.2(a) has been taken and completed. Such Original Seller's Federal Employer Identification Number and Organizational Identification Number is correctly set forth on Exhibit II.

         (l)      Collections. The conditions and requirements set forth in
Section 4.1(j) have at all times been satisfied and duly performed. The names and addresses of all Collection Banks, together with the account numbers of the LockBox Accounts of such Original Seller at each Collection Bank and the post office box number of each Lock Box, are listed on Exhibit III. Such Original Seller has not granted any Person, other than Interface (and its assigns) dominion and control of any LockBox or LockBox Account, or the right to take dominion and control of any such LockBox or LockBox Account at a future time or upon the occurrence of a future event.

         (m) Material Adverse Effect. Since December 31, 1999, no event has occurred that would have a Material Adverse Effect.

         (n) Names. Such Original Seller will not use any corporate names, trade names or assumed names other than the name in which it has executed this Agreement with respect to, or in connection with, the creation of any Receivable occurring after the Initial Cutoff

Date, provided, that such Original Seller may use any corporate name, trade name or assumed name as permitted by Section 4.2(a) hereof.

         (o) Ownership of Interface. Interface owns, directly or indirectly, 100% of the issued and outstanding capital stock of each Original Seller, free and clear of any Adverse Claim (other than a Permitted Adverse Claim). Such capital stock is validly issued, fully paid and nonassessable, and there are no options, warrants or other rights to acquire securities of Original Seller.

         (p) Not a Holding Company or an Investment Company. Such Original Seller is not a "holding company" or a "subsidiary holding company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or any successor statute. Such Original Seller is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or any successor statute.

         (q) Compliance with Law. Such Original Seller has complied in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Each Receivable, together with the Contract related thereto, does not contravene any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy), and no part of such Contract is in violation of any such law, rule or regulation, except where such contravention or violation could not reasonably be expected to have a Material Adverse Effect.

         (r) Compliance with Credit and Collection Policies. Such Original Seller has complied in all material respects with such Original Seller's Credit and Collection Policy with regard to each Receivable and the related Contract, and has not made any change to such Credit and Collection Policy, except such material change as to which Interface (or its assigns) has been notified in accordance with Section 4.1(a)(vii).

         (s) Payments to Original Sellers. With respect to each Receivable transferred to Interface by such Original Seller hereunder, the Purchase Price received by such Original Seller constitutes reasonably equivalent value in consideration therefor and such transfer was not made for or on account of an antecedent debt. No transfer by such Original Seller of any Receivable hereunder is or may be voidable under any section of the Bankruptcy Reform Act of 1978 (11 U.S.C. ss. 101 et seq.), as amended.

         (t) Enforceability of Contracts. Each Contract with respect to each Receivable of such Original Seller is effective to create, and has created, a legal, valid and binding obligation of the related Obligor to pay the Outstanding Balance of the Receivable created thereunder and any accrued interest thereon, enforceable against the Obligor in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

         (u) Eligible Receivables. Each Receivable of such Original Seller included at any time in the Net Receivables Balance as an Eligible Receivable was, (i) in the case of the Existing Receivables, as of the date hereof, and,
(ii) in the case of all other Receivables, on the later to occur of the date of the Purchase and the date it came into existence, an Eligible Receivable on such date.

         (v) Accounting. The manner in which such Original Seller accounts for the transactions contemplated by this Agreement does not jeopardize the characterization of the transactions contemplated herein as being true sales.

                                  ARTICLE III.
                             CONDITIONS OF PURCHASE

         Section 3.1 Conditions Precedent to Purchase. The Purchase under this Agreement is subject to the conditions precedent that (a) Interface shall have received on or before the date of such purchase those documents listed on Schedule A and (b) all of the conditions to the initial purchase under the Receivables Sale Agreement and the initial advance under the Loan Agreement shall have been satisfied or waived in accordance with the terms thereof.

         Section 3.2 Conditions Precedent to Subsequent Payments. Interface's obligation to pay for Receivables coming into existence after the Initial Cutoff Date shall be subject to the further conditions precedent that (a) the Commitment Termination Date shall not have occurred; (b) Interface (or its assigns) shall have received such other approvals, opinions or documents as it may reasonably request and (c) on the date such Receivable came into existence, the following statements shall be true (and acceptance of the proceeds of any payment by any Original Seller for such Receivable shall be deemed a representation and warranty by such Original Seller that such statements are then true):

                  (i) the representations and warranties of such Original Seller set forth in Article II are true and correct on and as of the date such Receivable came into existence as though made on and as of such date; and

                  (ii) no event has occurred and is continuing that will constitute a Termination Event or a Potential Termination Event.

Notwithstanding the foregoing conditions precedent, upon payment of the Purchase Price for any Receivable (whether by payment of cash and/or by offset of amounts owed to Interface), title to such Receivable and the Related Security and Collections with respect thereto shall vest in Interface, whether or not the conditions precedent to Interface's obligation to pay for such Receivable were in fact satisfied. The failure of any Original Seller to satisfy any of the foregoing conditions precedent, however, shall give rise to a right of Interface to rescind the related purchase of Receivables from such Original Seller and to direct such Original Seller to pay to Interface an amount equal to the Purchase Price payment that shall have been made with respect to any Receivables related thereto.

                                  ARTICLE IV.
                                  COVENANTS

         Section 4.1 Affirmative Covenants of Original Sellers. Until the date on which this Agreement terminates in accordance with its terms, each Original Seller hereby covenants as set forth below:

         (a) Reporting. Such Original Seller will maintain, for itself and each of its Subsidiaries, a system of accounting established and administered in accordance with GAAP, and furnish to Interface (or its assigns):

                  (i) Change in Credit and Collection Policies. At least thirty (30) days prior to the effectiveness of any material change in or material amendment to such Original Seller's Credit and Collection Policy, a copy of such Original Seller's Credit and Collection Policy then in effect and a notice (A) indicating such change or amendment, and (B) if such proposed change or amendment could adversely affect the collectibility of the Receivables of such Original Seller or decrease the credit quality of any newly created Receivables of such Original Seller, requesting Interface's consent thereto.

                  (ii) Other Information. Promptly, from time to time, such other information, documents, records or reports relating to the Receivables or the condition or operations, financial or otherwise, of such Original Seller as Interface (or its assigns) may from time to time reason ably request in order to protect the interests of Interface (and its assigns) under or as contemplated by this Agreement.

         (b) Notices. Such Original Seller will notify Interface (or its assigns) in writing of any of the following promptly upon learning of the occurrence thereof, describing the same and, if applicable, the steps being taken with respect thereto:

                  (i) Termination Events or Potential Termination Events. The occurrence of each Termination Event and each Potential Termination Event, by a statement of an Authorized Officer of such Original Seller.

                  (ii) Judgment and Proceedings. (A) The entry of any judgment or decree against such Original Seller or any of its Subsidiaries if the aggregate amount of all judgments and decrees then outstanding against such Original Seller and its Subsidiaries could reasonably be expected to have a Material Adverse Effect, and (B) the institution of any litigation, arbitration proceeding or governmental proceeding against such Original Seller, which, if adversely decided against Interface, could reasonably be expected to have a Material Adverse Effect.

                  (iii) Material Adverse Effect. The occurrence of any event or condition that has had, or could reasonably be expected to have, a Material Adverse Effect.

                  (iv) Defaults Under Other Agreements. The occurrence of a default or an event of default under any other material financing arrangement pursuant to which such Original Seller is a debtor or an obligor.

                  (v) Downgrade of Interface. Any downgrade in the rating of any Indebtedness of Interface, Inc. by Standard and Poor's Ratings Group or by Moody's Investors Service, Inc., setting forth the Indebtedness affected and the nature of such change.

         (c) Compliance with Laws and Preservation of Corporate Existence. Such Original Seller will comply in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Such Original Seller will preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where its business is conducted, except where the failure to so preserve and maintain or qualify could not reasonably be expected to have a Material Adverse Effect.

         (d) Audits. Such Original Seller will furnish to Interface (or its assigns) from time to time such information with respect to it and the Receivables as Interface (or its assigns) (subject to the last sentence of this Section 4.1(d)) may reasonably request. Such Original Seller will, from time to time during regular business hours as requested by Interface (or its assigns), upon reasonable notice and at the sole cost of such Original Seller, permit Interface (or its assigns) or their respective agents or representatives, (i) to examine and make copies of and abstracts from all Records in the possession or under the control of such Original Seller relating to the Receivables and the Related Security, including, without limitation, the related Contracts, and (ii) to visit the offices and properties of such Original Seller for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to such Original Seller's financial condition or the Receivables and the Related Security or such Original Seller's performance under any of the Transaction Documents or such Original Seller's performance under the Contracts and, in each case, with any of the officers or employees of such Original Seller having knowledge of such matters. All such examinations and visits shall be at the sole cost of such Original Seller; provided, however, that (i) for so long as no Termination Event or Potential Termination Event shall have occurred and be continuing and (ii) the result of the immediately preceding examination and/or visit of Original Seller shall have been reasonably satisfactory to Interface (and its assigns) (A) such examinations and/or visits shall be limited to four times per calendar year per Person and (B) such cost shall be borne by such Original Seller not more than twice per calendar year per Original Seller (although in no event shall the foregoing be construed to limit Interface (and its assigns) or their respective agents or representatives to two such examination and/or visit of such Original Seller during such calendar year period).

         (e)      Keeping and Marking of Records and Books.

                  (i) Such Original Seller will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the immediate identification of each new Receivable and all

         Collections of and adjustments to each existing Receivable). Such Original Seller will give Interface (or its assigns) notice of any material change in the administrative and operating procedures referred to in the previous sentence.

                  (ii) Such Original Seller will (A) on or prior to the date hereof, mark its master data processing records and other books and records relating to the Receivables of such Original Seller with a legend, acceptable to Interface (or its assigns), describing Interface's and SPV's ownership interests in the Receivables and further describing the security interest of the Administrator (on behalf of Lender and its assigns) under the Loan Agreement and (B) upon the request of Interface (or its assigns) after the occurrence of a Termination Event, (x) mark each Contract with a legend describing Interface's and SPV's ownership interests in the Receivables of such Original Seller and further describing the security interest of the Administrator (on behalf of Lender) and (y) deliver to Interface (or its assigns) all Contracts (including, without limitation, all multiple originals of any such Contract) relating to the Receivables.

         (f) Compliance with Contracts and Credit and Collection Policy. Such Original Seller will timely and fully (i) perform and comply in all material respects with all provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables of such Original Seller, and (ii) comply in all in all material respects with the Credit and Collection Policy in regard to each Receivable of such Original Seller and the related Contract.

         (g) Ownership. Such Original Seller will take all necessary action to establish and maintain, irrevocably in Interface, (i) legal and equitable title to the Receivables of such Original Seller and the Collections and (ii) all of such Original Seller's right, title and interest in the Related Security associated with such Receivables, in each case, free and clear of any Adverse Claims (other than Permitted Adverse Claims) (including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Interface's interest in such Receivables, Related Security and Collections and such other action to perfect, protect or more fully evidence the interest of Interface as Interface (or its assigns) may reasonably request).

         (h)      [Intentionally Omitted].

         (i) Collections. Such Original Seller will cause (1) all proceeds from all LockBoxes to be directly deposited by a Collection Bank into a LockBox Account and (2) each LockBox and LockBox Account (other than the Excluded Deposit Accounts) to be subject at all times to a LockBox Account Agreement that is in full force and effect. In the event any payments relating to Receivables are remitted directly to such Original Seller or any Affiliate of such Original Seller, such Original Seller will remit (or will cause all such payments to be remitted) directly to a Collection Bank and deposited into a LockBox Account (A) if no Termination Event and no Significant Event has then occurred and is continuing within two (2) Business Days following receipt thereof, and at any time a Termination Event or a Significant Event has occurred and is continuing, immediately upon receipt thereof.. At all times prior to such remittance, such Original Seller will itself hold or, if applicable, will cause such payments to be held in trust for the exclusive benefit of Interface and its assigns. Such Original Seller will transfer exclusive ownership, dominion and control of each LockBox and LockBox Account to Interface and, will not grant the right to take dominion and control of any LockBox or LockBox Account at a future time or upon the occurrence of a future event to any Person, except to Interface (or its assigns) as contemplated by this Agreement and the Loan Agreement.

         (j) Taxes. Such Original Seller will file all tax returns and reports required by law to be filed by it and promptly pay all taxes and governmental charges at any time owing, except any such taxes which are not yet delinquent or are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books. Such Original Seller will pay when due any taxes payable in connection with the Receivables of such Original Seller for all periods during which such Receivables were owned by such Original Seller, exclusive of taxes on or measured by income or gross receipts of Interface and its assigns.

         (k) Insurance. Such Original Seller will maintain in effect, or cause to be maintained in effect, at such Original Seller's own expense, such casualty and liability insurance as such Original Seller deems appropriate in its good faith business judgment. Interface, SPV and the Administrator, for the benefit of Lender, shall be named as additional insureds with respect to all such liability insurance maintained by such Original Seller. Such Original Seller will pay or cause to be paid, the premiums therefor and deliver to Interface, SPV and the Administrator evidence satisfactory to Interface and the Administrator of such insurance coverage. Copies of each policy shall be furnished to Interface, SPV, the Administrator and Lender in certificated form upon Interface's, SPV's, the Administrator's or Lender's request. The foregoing requirements shall not be construed to negate, reduce or modify, and are in addition to, such Original Seller's obligations hereunder.

         (l) Accuracy of Information. All information furnished by such Original Seller or any of its Affiliates to Interface (or its assigns) will be true and accurate in every material respect on the date such information is stated or certified and will not contain any material misstatement of fact or omit to state a material face or any fact necessary to make the statements contained therein not misleading as of the date such information is stated or certified.

         Section 4.2 Negative Covenants of Original Sellers. Until the date on which this Agreement terminates in accordance with its terms, each Original Seller hereby covenants that:

         (a) Name Change, Offices and Records. In the event that any Original Seller shall change its name, such Original Seller shall notify Interface (and its assigns) of such change immediately, and in any event within 10 days of the occurrence of any such change. In the event that any Original Seller shall change its identity, corporate structure, its state of organization or any office where any material portion of Records are kept, such Original Seller shall notify Interface (and its assigns) of such change as soon as reasonably practicable, and in any event within 30 days of the occurrence of any such change.

         (b) Change in Payment Instructions to Obligors. Such Original Seller will not add or terminate any bank as a Collection Bank, or make any change in the instructions to Obligors regarding payments to be made to any LockBox or LockBox Account, unless Interface

(or its assigns) shall have received, at least ten (10) days before the proposed effective date therefor, (i) written notice of such addition, termination or change and (ii) with respect to the addition of a Collection Bank or a LockBox or LockBox Account, an executed LockBox Account Agreement, acceptable to Interface (and to SPV and its assigns) with respect to the new LockBox or LockBox Account; provided, however, that such Original Seller may make changes in instructions to Obligors regarding payments if such new instructions require such Obligor to make payments to another existing LockBox Account (other than an Excluded Deposit Account).

         (c) Modifications to Contracts and Credit and Collection Policy. Such Original Seller will not make any material change or any material amendment to the Credit and Collection Policy that could reasonably be expected to adversely affect the collectibility of the Receivables of such Original Seller or decrease the credit quality of any newly created Receivables of such Original Seller without the prior written consent of Interface (and SPV and its assigns). Except as otherwise permitted in its capacity as Servicer pursuant to the Loan Agreement, such Original Seller will not extend, amend or otherwise modify the terms of any Receivable of such Original Seller or any Contract related thereto other than in accordance with its Credit and Collection Policy.

         (d) Sales, Liens. Such Original Seller will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Adverse Claim upon (including, without limitation, the filing of any financing statement) or with respect to, any Receivable of such Original Seller or any Related Security or Collections with respect thereto, or upon or with respect to any Contract under which any such Receivable arises, or any LockBox or LockBox Account, or assign any right to receive income with respect thereto (other than, in each case, the creation of the interests therein in favor of Interface provided for herein), and such Original Seller will defend the right, title and interest of Interface in, to and under any of the foregoing property, against all claims of third parties claiming through or under such Original Seller. Such Original Seller shall not create or suffer to exist any mortgage, pledge, security interest, encumbrance, lien, charge or other similar arrangement on any of its inventory, other than ad Adverse Claim in favor of the Collateral Administrator (under and as defined in Interface Revolving Credit Agreement).

         (e) Accounting for Purchase. Such Original Seller will not, and will not permit any Affiliate to, account for or treat (whether in financial statements or otherwise) the transactions contemplated hereby in any manner other than the sale of the Receivables of such Original Seller and the Related Security by such Original Seller to Interface or in any other respect account for or treat the transactions contemplated hereby in any manner other than as a sale of such Receivables and the Related Security by such Original Seller to Interface except to the extent that such transactions are not recognized on account of consolidated financial reporting in accordance with generally accepted accounting principles.

                                   ARTICLE V.
                               TERMINATION EVENTS

         Section 5.1 Termination Events. The occurrence of any one or more of the following events shall constitute a Termination Event:

         (a) Any Original Seller shall fail (i) to make any payment or deposit consisting of principal required hereunder when due and, in the case of any failure to make a timely payment or deposit solely by reason of any mechanical delay in or malfunction of the Fedwire system, such failure shall continue for one (1) Business Day and so long as such Original Seller pays immediately upon demand any and all losses, costs and expenses incurred by Interface, the Buyer, Lender or the Administrator in connection with or as a result of such failure to make a timely payment or deposit, (ii) to make any payment or deposit (other than as referred to in clause (i) of this paragraph
(a)) of any other amounts when due hereunder and such failure shall continue for three (3) consecutive Business Days, (iii) to comply with the provisions of
Section 4.1(b)(i), (ii) or (iii) or 4.2 and such failure shall continue for thirty (3o) consecutive days after the earlier to occur of (x) such Original Seller's having knowledge thereof and (y) such Original Seller's having received written notice thereof from Interface, (iv) to comply with the provisions of
Section 4.1 (f), (g), (h), (j) or (m) and such failure shall continue for five
(5) consecutive Business Days after the earlier to occur of (x) such Original Seller's having knowledge thereof and (y) such Original Seller's having received written notice thereof from Interface, or (v) to perform or observe any term, covenant or agreement hereunder (other than as referred to in clauses (i), (ii), (iii) or (iv) of this paragraph (a)) and such failure shall continue for ten
(10) consecutive Business Days after the earlier to occur of (x) such Original Seller's having knowledge thereof and (y) such Original Seller's having received written notice thereof from Interface.

         (b) Any representation, warranty, certification or statement made by any Original Seller in this Agreement, any other Transaction Document to which it is a party or in any other document delivered pursuant hereto or thereto shall prove to have been incorrect in any material respect when made or deemed made.

         (c) Failure of any Original Seller to pay any Indebtedness when due in an amount in excess of $10,000,000; or the default by any Original Seller in the performance of any term, provision or condition contained in any agreement under which any such Indebtedness was created or is governed, the effect of which is to cause, or to permit the holder or holders of such Indebtedness to cause, such Indebtedness to become due prior to its stated maturity; or any such Indebtedness of any Original Seller shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the date of maturity thereof.

         (d) (i) Any Original Seller shall generally not pay its debts as such debts become due or shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors; or
(ii) any proceeding shall be instituted by any Original Seller seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property or (iii) any proceeding shall be instituted against any Original Seller seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property which proceeding is not dismissed within 30 days of the institution thereof or
(iv) any Original Seller shall take any corporate action to authorize any of the actions set forth in this subsection (d).

         (e) One or more final judgments for the payment of money in an amount in excess of $10,000,000, individually or in the aggregate, shall be entered against any Original Seller on claims not covered by insurance or as to which the insurance carrier has denied its responsibility, and such judgment shall continue unsatisfied and in effect for thirty (30) consecutive days without a stay of execution.

         (f) This Agreement shall terminate in whole or in part (except in accordance with its terms), or shall cease to be effective or to be the legally valid, binding and enforceable obligation of any Original Seller, or any Obligor shall directly or indirectly contest in any manner such effectiveness, validity, binding nature or enforceability, or Interface shall cease to have a valid ownership interest in the Receivables, the Related Security and the Collections with respect thereto, and the LockBox Accounts, free and clear of any Adverse Claims (other than Permitted Adverse Claims).

         (g) Interface shall fail to own, free and clear of any Adverse Claims (other than a Permitted Adverse Claim), 100% of the voting stock of any Original Seller.

         Section 5.2 Remedies. Upon the occurrence and during the continuation of a Termination Event, Interface may take any of the following actions: (i) declare the Termination Date to have occurred, whereupon the Termination Date shall forthwith occur, without demand, protest or further notice of any kind, all of which are hereby expressly waived by each Original Seller; provided, however, that upon the occurrence of a Termination Event described in Section 5.1(d)(ii), (iii) or (iv), or of an actual or deemed entry of an order for relief with respect to any Original Seller under the Federal Bankruptcy Code, the Termination Date shall automatically occur, without demand, protest or any notice of any kind, all of which are hereby expressly waived by each Original Seller and (ii) to the fullest extent permitted by applicable law, declare that the Default Fee shall accrue with respect to any amounts then due and owing by each Original Seller to Interface. The aforementioned rights and remedies shall be without limitation and shall be in addition to all other rights and remedies of Interface and its assigns otherwise available under any other provision of this Agreement, by operation of law, at equity or otherwise, all of which are hereby expressly preserved, including, without limitation, all rights and remedies provided under the UCC, all of which rights shall be cumulative.

                                   ARTICLE VI.
                                 INDEMNIFICATION

         Section 6.1 Indemnities by Original Sellers. Without limiting any other rights that Interface may have hereunder or under applicable law, each Original Seller hereby agrees to indemnify (and pay upon demand to) Interface and its assigns, officers, directors, agents and employees (each, an "INDEMNIFIED PARTY") from and against any and all damages, losses, claims, taxes, liabilities, costs, expenses and for all other amounts payable, including reasonable attorneys' fees (which attorneys may be employees of Interface or any such assign) and disbursements (all of the foregoing being collectively referred to as "INDEMNIFIED AMOUNTS") awarded against or incurred by any of them arising out of or as a result of this Agreement or the acquisition, either directly or indirectly, by Interface of an interest in the Receivables of such Original Seller, excluding, however:

                  (a) Indemnified Amounts to the extent a final judgment of a court of competent jurisdiction holds that such Indemnified Amounts resulted from gross negligence or willful misconduct on the part of the Indemnified Party seeking indemnification;

                  (b) Indemnified Amounts to the extent the same includes losses in respect of Receivables that are uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor; or

                  (c) taxes imposed by the jurisdiction in which such Indemnified Party's principal executive office is located and any jurisdiction in which such Indemnified Party is doing business (except to the extent that any such tax is imposed by such jurisdiction based upon this Agreement or any other Transaction Document), on or measured by the overall net income of such Indemnified Party to the extent that the computation of such taxes is consistent with the characterization for income tax purposes of the loans under the Loan Agreement as loans by Lender to the SPV secured by, among other things, the Receivables, the Related Security and the Collections;

provided, however, that nothing contained in this sentence shall limit the liability of any Original Seller or limit the recourse of Interface to any Original Seller for amounts otherwise specifically provided to be paid by such Original Seller under the terms of this Agreement. Without limiting the generality of the foregoing indemnification, each Original Seller shall indemnify Interface for Indemnified Amounts (including, without limitation, losses in respect of uncollectible receivables, regardless of whether reimbursement therefor would constitute recourse to such Original Seller) relating to or resulting from:

                  (i) any representation or warranty made by such Original Seller (or any officers of such Original Seller) under or in connection with this Agreement, any other Transaction Document or any other information or report delivered by such Original Seller pursuant hereto or thereto that shall have been false or incorrect when made or deemed made;

                  (ii) the failure by such Original Seller, to comply with any applicable law, rule or regulation with respect to any Receivable of such Original Seller or Contract related thereto, or the non conformity of any Receivable of such Original Seller or Contract included therein with any such applicable law, rule or regulation or any failure of such Original Seller to keep or perform any of its obligations, express or implied, with respect to any Contract;

                  (iii) any failure of such Original Seller to perform its duties, covenants or other obligations in accordance with the provisions of this Agreement or any other Transaction Document;

                  (iv) any products liability, personal injury or damage, suit or other similar claim arising out of or in connection with merchandise, insurance or services that are the subject of any Contract or any Receivable of such Original Seller;

                  (v) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable of such Original Seller (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or service related to such Receivable or the furnishing or failure to furnish such merchandise or services;

                  (vi) the commingling of Collections of Receivables of such Original Seller at any time with other funds;

                  (vii) any investigation, litigation or proceeding related to or arising from this Agreement or any other Transaction Document, the transactions contemplated hereby, the use of the proceeds of any Purchase Price Payment, the ownership of the Receivables of such Original Seller or any other investigation, litigation or proceeding relating to such Original Seller in which any Indemnified Party becomes involved as a result of any of the transactions contemplated hereby;

                  (viii) any inability to litigate any claim against any Obligor in respect of any Receivable of such Original Seller as a result of such Obligor being immune from civil and commercial law and suit on the grounds of sovereignty or otherwise from any legal action, suit or proceeding;

                  (ix)     any Termination Event described in Section 5.1(d);

                  (x) any failure to vest and maintain vested in Interface, or to transfer to Interface, legal and equitable title to, and ownership of, the Receivables of such Original Seller and the Collections, and all of such Original Seller's right, title and interest in the Related Security associated with the Receivables of such Original Seller, in each case, free and clear of any Adverse Claim (other than Permitted Adverse Claims);

                  (xi) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivable of such Original Seller, the Related Security and Collections with respect thereto, and the proceeds of any thereof, whether at the time of the Purchase or at any subsequent time;

                  (xii) any action or omission by such Original Seller that reduces or impairs the rights of Interface with respect to any Receivable of such Original Seller or the value of any such Receivable;

                  (xiii) any attempt by any Person to void the Purchase hereunder under statutory provisions or common law or equitable action; and

                  (xiv) the failure of any Receivable of such Original Seller included in the calculation of the Net Receivables Balance as an Eligible Receivable to be an Eligible Receivable at the time so included.

         Section 6.2 Other Costs and Expenses. The Original Sellers shall be jointly and severally liable for, and shall pay to Interface on demand, all costs and out-of- pocket expenses actually incurred in connection with the preparation, execution, delivery and administration of this Agreement, the transactions contemplated hereby and the other documents to be delivered hereunder. Each Original Seller shall pay to Interface on demand any and all costs and expenses of Interface actually incurred, if any, including reasonable counsel fees and expenses in connection with the enforcement of this Agreement and the other documents delivered hereunder against such Original Seller and in connection with any restructuring or workout of this Agreement, the Receivables Sale Agreement or the Loan Agreement, or such documents, or the administration of this Agreement following a Termination Event.

                                  ARTICLE VII.
                                  MISCELLANEOUS

         Section 7.1    Waivers and Amendments.

         (a) No failure or delay on the part of Interface (or its assigns) in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law. Any waiver of this Agreement shall be effective only in the specific instance and for the specific purpose for which given.

         (b) No provision of this Agreement may be amended, supplemented, modified or waived except in writing signed by each Original Seller and Interface and, to the extent required under the Loan Agreement, the Administrator.

         Section 7.2 Notices. All communications and notices provided for hereunder shall be in writing (including bank wire, telecopy or electronic facsimile transmission or similar writing) and shall be given to the other parties hereto at their respective addresses or telecopy numbers set forth on the signature pages hereof or at such other address or telecopy number as such Person may hereafter specify for the purpose of notice to each of the other parties hereto. Each such notice or other communication shall be effective (a) if personally delivered, when received, (b) if sent by certified mail, three Business Days after having been deposited in the mail, postage prepaid, (c) if sent by overnight courier, one Business Day after having been given to such courier, and (d) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means.

         Section 7.3    Protection of Ownership Interests of Interface.

         (a) Each Original Seller agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents, and take all actions, that may be necessary or desirable, or that Interface (or its assigns) may request, to perfect, protect or more fully evidence the interest of Interface hereunder and the security interest of the Administrator under the Loan Agreement, or to enable Interface (or its assigns) to exercise and enforce their rights and remedies hereunder. At any time during the occurrence and continuance of a Significant Event, Interface (or its assigns) may, at such Original Seller's sole cost and expense, direct such Original Seller to notify the Obligors of Receivables of such Original Seller of the ownership interests of Interface under this Agreement and may also direct that payments of all amounts due or that become due under any or all Receivables of such Original Seller be made directly to Interface or its designee.

         (b) If any Original Seller fails to perform any of its obligations hereunder, Interface (or its assigns) may (but shall not be required to) perform, or cause performance of, such obligations, and Interface's (or such assigns') costs and expenses incurred in connection therewith shall be payable by the Original Sellers as provided in Section 6.2. Each Original Seller irrevocably authorizes Interface (and its assigns) at any time and from time to time in the sole discretion of Interface (or its assigns), and appoints Interface (and its assigns) as its attorney(ies)-in-fact, to act on behalf of such Original Seller (i) to duly authorize on behalf of such Original Seller as debtor and to file financing statements necessary or desirable in Interface's (or its assigns') sole discretion to perfect and to maintain the perfection and priority of the interest of Interface in the Receivables of such Original Seller and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Receivables of such Original Seller as a financing statement in such offices as Interface (or its assigns) in their sole discretion deem necessary or desirable to perfect and to maintain the perfection and priority of Interface's interests in the Receivables of such Original Seller. This appointment is coupled with an interest and is irrevocable.

         (c) Each Original Seller hereby agrees to act as sub-servicer of the Servicer with respect to all Receivables conveyed by such Original Seller to Interface hereunder and to perform the duties and obligations of the Servicer pursuant to the terms of the Loan Agreement with respect to such Receivables. Notwithstanding the foregoing (i) Interface shall be and remain primarily liable to the Administrator and Lender for the full and prompt performance of all duties and responsibilities of the Servicer under the Loan Agreement and (ii) the Administrator and Lender shall be entitled to deal exclusively with Interface in matters relating to the discharge by the Servicer of its duties and responsibilities thereunder.

         Section 7.4    Confidentiality.

         (a) Each Original Seller shall maintain and shall cause each of its employees and officers to maintain the confidentiality of this Agreement and the other confidential or proprietary information with respect to the Administrator and Lender and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that such Original Seller and its officers and employees may disclose such information to such Original Seller's external accountants and attorneys and as required by any applicable law or order of any judicial or administrative proceeding.

         (b) Anything herein to the contrary notwithstanding, each Original Seller hereby consents to the disclosure of any nonpublic information with respect to it (i) to Interface, SPV, the Administrator, or Lender by each other,
(ii) by Interface, SPV, the Administrator or Lender to any prospective or actual assignee or participant of any of them who executes a confidentiality agreement for the benefit of Interface and SPV on terms comparable to those required of Interface hereunder with respect to such disclosed information and (iii) by the Administrator to any rating agency, Commercial Paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to Lender or any entity organized for the purpose of purchasing, or making loans secured by, financial assets for which SunTrust Capital Markets, Inc. acts as the administrator and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing who execute a confidentiality agreement for the benefit of Interface and SPV on terms comparable to those required of Interface hereunder with respect to such disclosed information; provided, that each such Person is informed of the confidential nature of such information. In addition, Lender and the Administrator may disclose any such nonpublic information pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).

         (c) Interface shall maintain and shall cause each of its employees and officers to maintain the confidentiality of this Agreement and the other confidential or proprietary information with respect to each Original Seller, the Obligors and their respective businesses obtained by it in connection with the due diligence evaluations, structuring, negotiating and execution of the Transaction Documents, and the consummation of the transactions contemplated herein and any other activities of Interface arising from or related to the transactions contemplated herein provided, however, that each of Interface and its employees and officers shall be permitted to disclose such confidential or proprietary information: (i) to the SPV, the Administrator and Lender, (ii) to any prospective or actual assignee or participant of the Administrator or Lender who executes a confidentiality agreement for the benefit of the Original Sellers and Interface on terms comparable to those required of Interface hereunder with respect to such disclosed information, (iii) to any rating agency, provider of a surety, guaranty or credit or liquidity enhancement to Lender, (iv) to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, and (v) to the extent required pursuant to any applicable law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings with competent jurisdiction (whether or not having the force or effect of law) so long as such required disclosure is made under seal to the extent permitted by applicable law or by rule of court or other applicable body.

         Section 7.5    Bankruptcy Petition.

         (a) Each Original Seller and Interface each hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of Lender, it will not institute against, or join any other Person in instituting against, Lender or any such entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

         (b) Each Original Seller covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding obligations of the SPV under the Loan Agreement, it will not institute against, or join any other Person in instituting against, the SPV any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

         Section 7.6 Limitation of Liability. Except with respect to any claim arising out of the willful misconduct or gross negligence of Lender or the Administrator, no claim may be made by any Original Seller or any other Person against Lender, the Administrator or their respective Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and each Original Seller hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

         Section 7.7 CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS OTHER THAN SECTION 5-1401 OF THE NEW YORK OBLIGATIONS LAW) OF THE STATE OF NEW YORK.

         Section 7.8 CONSENT TO JURISDICTION. EACH ORIGINAL SELLER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SIT TING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH ORIGINAL SELLER PURSUANT TO THIS AGREEMENT AND SUCH ORIGINAL SELLER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETER MINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF INTERFACE (OR ITS ASSIGNS) TO BRING PROCEEDINGS AGAINST ANY ORIGINAL SELLER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY ORIGINAL SELLER AGAINST INTERFACE (OR ITS ASSIGNS) OR ANY AFFILIATE THEREOF INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH ORIGINAL SELLER PURSUANT TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN NEW YORK, NEW YORK.

         Section 7.9 WAIVER OF JURY TRIAL. TO THE EXTENT PERMIT TED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY

MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY DOCUMENT EXECUTED BY ANY ORIGINAL SELLER PURSUANT TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

         Section 7.10   Integration; Binding Effect; Survival of Terms.

         (a) This Agreement and each other Transaction Document contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings. This Agreement shall supersede and replace the Original Receivables Transfer Agreement (other than any provisions thereof which by their express terms survive termination of the Original Receivables Transfer Agreement).

         (b) This Agreement shall be binding upon and inure to the benefit of each Original Seller and Interface, and their respective successors and permitted assigns (including any trustee in bankruptcy). No Original Seller may assign any of its rights and obligations hereunder or any interest herein without the prior written consent of Interface. Interface may assign at any time its rights and obligations hereunder and interests herein to any other Person without the consent of any Original Seller. Without limiting the foregoing, each Original Seller acknowledges that Interface, pursuant to the Receivables Sale Agreement, may assign to the SPV, its rights, remedies, powers and privileges hereunder, that the SPV, pursuant to the Loan Agreement, may grant to Administrator a security interest in its rights, remedies, powers and privileges thereunder, and that the Administrator may further assign such security interest to the extent permitted in the Loan Agreement. Each Original Seller agrees that SPV, as the assignee of Interface, and the Administrator, as secured party of SPV, shall, subject to the terms of the Receivables Sale Agreement and the Loan Agreement, have the right to enforce this Agreement and to exercise directly all of Interface's rights and remedies under this Agreement (including, without limitation, the right to give or withhold any consents or approvals of Interface to be given or withheld hereunder) and each Original Seller agrees to cooperate fully with SPV and the Administrator in the exercise of such rights and remedies. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms and shall remain in full force and effect until terminated in accordance with its terms; provided, however, that the rights and remedies with respect to (i) any breach of any representation and warranty made by any Original Seller pursuant to Article II;
(ii) the indemnification and payment provisions of Article VI; and (iii) Section
7.5 shall be continuing and shall survive any termination of this Agreement.

         Section 7.11 Counterparts; Severability; Section References. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be as effective as delivery of a manually executed counterpart to this Agreement. Any provisions of this Agreement that are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Unless otherwise expressly indicated, all references herein to "Article," "Section," "Schedule" or "Exhibit" shall mean articles and sections of, and schedules and exhibits to, this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

                             INTERFACE FABRICS GROUP MARKETING, INC., as an Original Seller



                             By: /s/ Patrick C. Lynch
                                -----------------------------------------------
                                Name:  Patrick C. Lynch
                                Title: Vice President

                                       Address:
                                            c/o Interface, Inc.
                                            2859 Paces Ferry Road, Suite 2000
                                            Atlanta, GA 30339
                                            Attention:  Corporate Legal
                                                        Department
                                            Phone:      (770) 437-6800
                                            Fax:        (770) 319-6270

                             INTERFACE TEKNIT, INC., as an Original Seller



                             By: /s/ Patrick C. Lynch
                                -----------------------------------------------
                             Name:  Patrick C. Lynch
                             Title:  Vice President

                                       Address:
                                            c/o Interface, Inc.
                                            2859 Paces Ferry Road, Suite 2000
                                            Atlanta, GA 30339
                                            Attention:  Corporate Legal
                                                        Department
                                            Phone:      (770) 437-6800
                                            Fax:        (770) 319-6270

                             INTERFACE TEKSOLUTIONS, LLC, as an Original Seller

                             By: INTERFACE FABRICS GROUP
                             MARKETING, INC., its Sole Member



                             By: /s/ Patrick C. Lynch
                                -----------------------------------------------
                             Name:  Patrick C. Lynch
                             Title:  Vice President

                                       Address:
                                            c/o Interface, Inc.
                                            2859 Paces Ferry Road, Suite 2000
                                            Atlanta, GA 30339
                                            Attention:  Corporate Legal
                                                        Department
                                            Phone:      (770) 437-6800
                                            Fax:        (770) 319-6270

                             PANDEL, INC., as an Original Seller



                             By: /s/ Patrick C. Lynch
                                -----------------------------------------------
                             Name:  Patrick C. Lynch
                             Title:  Vice President

                                       Address:
                                            c/o Interface, Inc.
                                            2859 Paces Ferry Road, Suite 2000
                                            Atlanta, GA 30339
                                            Attention:  Corporate Legal
                                                        Department
                                            Phone:      (770) 437-6800
                                            Fax:        (770) 319-6270

                             INTERFACE AMERICAS, INC, as an Original Seller



                             By: /s/ Patrick C. Lynch
                                -----------------------------------------------
                             Name:  Patrick C. Lynch
                             Title:  Vice President

                                       Address:
                                            c/o Interface, Inc.
                                            2859 Paces Ferry Road, Suite 2000
                                            Atlanta, GA 30339
                                            Attention:  Corporate Legal
                                                        Department
                                            Phone:      (770) 437-6800
                                            Fax:        (770) 319-6270

                             INTERFACE, INC.



                             By: /s/ Patrick C. Lynch
                                -----------------------------------------------
                             Name:  Patrick C. Lynch
                             Title:  Vice President

                                       Address:
                                            2859 Paces Ferry Road, Suite 2000
                                            Atlanta, GA 30339
                                            Attention:  Corporate Legal
                                                        Department
                                            Phone:      (770) 437-6800
                                            Fax:        (770) 319-6270

                                    EXHIBIT I

                                   Definitions

         This is Exhibit I to the Agreement (as hereinafter defined). As used in the Agreement and the Exhibits, Schedules and Annexes thereto, capitalized terms have the meanings set forth in this Exhibit I (such meanings to be equally applicable to the singular and plural forms thereof). If a capitalized term is used in the Agreement, or any Exhibit, Schedule or Annex thereto, and not otherwise defined therein or in this Exhibit I, such term shall have the meaning assigned thereto in the Loan Agreement or in the Receivables Sale Agreement.

         "ADMINISTRATOR" has the meaning set forth in the Preliminary Statements to the Agreement.

         "AGREEMENT" means the Receivables Transfer Agreement, dated as of February 12, 2003, among the Original Sellers and Interface, as the same may be amended, restated or otherwise modified.

         "CALCULATION PERIOD" means each calendar month or portion thereof that elapses during the term of the Agreement. The first Calculation Period shall commence on the date of the Purchase of Receivables hereunder and the final Calculation Period shall terminate on the Termination Date.

         "CHANGE OF CONTROL" means a Change of Control under and as defined in the Interface Revolving Credit Agreement.

         "CREDIT AND COLLECTION POLICY" means each Original Seller's credit and collection policies and practices relating to Contracts and Receivables existing on the date hereof and summarized in Exhibit V, as modified from time to time in accordance with the Agreement.

         "DEFAULT FEE" means a per annum rate of interest equal to the sum of
(i) the Prime Rate, plus (ii) 2% per annum.

         "DILUTIONS" means, at any time, the aggregate amount of reductions or cancellations described in Section 1.3(a) of the Agreement.

         "DISCOUNT FACTOR" means a percentage calculated to provide Interface with a reasonable return on its investment in the Receivables of any Original Seller after taking account of (i) the time value of money based upon the anticipated dates of collection of the Receivables of such Original Seller and the cost to Interface of financing its investment in the Receivables of such Original Seller during such period and (ii) the risk of nonpayment by the Obligors. Each Original Seller and Interface may agree from time to time to change the Discount Factor with respect to Receivables purchased by Interface from such Original Seller hereunder based on changes in one or more of the items affecting the calculation thereof, provided that any change to the Discount Factor shall take effect as of the commencement of a Calculation Period, shall apply only prospectively and shall not affect the Purchase Price payment made prior to the Calculation Period during which such Original Seller and Interface agree to make such change.

         "INITIAL CUTOFF DATE" has the meaning set forth in Section 1.2(a).

         "INTERFACE" has the meaning set forth in the preamble to the Agreement.

         "LENDER" has the meaning set forth in the Preliminary Statements to the Agreement.

         "LOAN AGREEMENT" has the meaning set forth in the Preliminary Statements to the Agreement.

         "MATERIAL ADVERSE EFFECT" means a material adverse effect on (i) the financial condition or operations of any Original Seller and its Subsidiaries,
(ii) the ability of any Original Seller to perform its obligations under the Agreement or any other Transaction Document, (iii) the legality, validity or enforceability of the Agreement or any other Transaction Document, (iv) any Original Seller's, Interface's, SPV's or the Administrator's (on behalf of Lender) interest in the Receivables generally or in any significant portion of the Receivables, the Related Security or Collections with respect thereto, or
(v) the collectibility of the Receivables generally or of any material portion of the Receivables.

         "ORIGINAL BALANCE" means, with respect to any Receivable coming into existence after the Initial Cutoff Date, the Outstanding Balance of such Receivable on the date it was created.

         "ORIGINAL RECEIVABLES PURCHASE AGREEMENT" means that certain Receivables Purchase Agreement dated as of December 19, 2000 among SPV, Interface, as servicer, certain financial institutions party thereto as purchasers, Jupiter Securitization Corporation and Bank One, NA (Main Office Chicago), as agent, as amended.

         "ORIGINAL RECEIVABLES TRANSFER AGREEMENT" means the Receivables Transfer Agreement as defined in the Original Receivables Purchase Agreement.

         "ORIGINAL SELLER" has the meaning set forth in the preamble to the Agreement.

         "PERMITTED ADVERSE CLAIM" means (a) Liens for taxes or assessments or other governmental charges not yet due and payable; and (b) Liens created by the Transaction Documents.

         "POTENTIAL TERMINATION EVENT" means an event that, with the passage of time or the giving of notice, or both, would constitute a Termination Event.

         "PURCHASE" means the purchase pursuant to Section 1.1(a) of the Agreement by Interface from an Original Seller of such Original Seller's Receivables and the Related Security and Collections related thereto, together with all related rights in connection therewith.

         "PURCHASE PRICE" means, with respect to the Purchase, the aggregate price to be paid by Interface to the applicable Original Seller for such Purchase in accordance with Section 1.2 of the Agreement for the Receivables, Collections and Related Security of such Original Seller being sold to Interface, which price shall equal on any date (i) the product of (x) the

Outstanding Balance of such Receivables on such date, multiplied by (y) one minus the Discount Factor for such Original Seller in effect on such date, minus
(ii) any Purchase Price Credits to be credited against the Purchase Price otherwise payable to such Original Seller in accordance with Section 1.3 of the Agreement.

         "PURCHASE PRICE CREDIT" has the meaning set forth in Section 1.3 of the Agreement.

         "RECEIVABLE" means all indebtedness and other obligations owed to an Original Seller (at the times it arises, and before giving effect to any transfer or conveyance under the Agreement) or Interface (after giving effect to the transfers under the Agreement) or in which an Original Seller or Interface has a security interest or other interest, including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of goods or the rendering of services by such Original Seller, and further includes, without limitation, the obligation to pay any Finance Charges with respect thereto. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided, further, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless of whether the account debtor or such Original Seller treats such indebtedness, rights or obligations as a separate payment obligation.

         "RELATED SECURITY" means, with respect to any Receivable:

         (i) all of the interest of the Original Seller of such Receivable in the inventory and goods (including returned or repossessed inventory or goods), if any, the sale or financing of which by such Original Seller gave rise to such Receivable, and all insurance con tracts with respect thereto,

         (ii) all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements and security agreements describing any collateral securing such Receivable,

         (iii) all guaranties, letters of credit, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise,

         (iv) all service contracts and other contracts and agreements associated with such Receivable,

         (v)      all Records related to such Receivable,

         (vi) all of such Original Seller's right, title and interest in each LockBox and each LockBox Account, and

         (viii)   all proceeds of any of the foregoing.

         "SETTLEMENT DATE" means, with respect to each Calculation Period, the date that is the tenth (10th) calendar day of the month following such Calculation Period.

         "TERMINATION DATE" means the earliest to occur of (i) the Commitment Termination Date (under and as defined in the Loan Agreement), (ii) the Business Day immediately prior to the occurrence of a Termination Event set forth in
Section 5.1(d)(ii), (iii) or (iv), (iii) the Business Day specified in a written notice from Interface to the Original Sellers following the occurrence of any other Termination Event, and (iv) the date that is 30 days after Interface's receipt of written notice from any Original Seller that it wishes to terminate the facility evidenced by this Agreement.

         "TERMINATION EVENT" has the meaning set forth in Section 5.1 of the Agreement.

         "TRANSACTION DOCUMENTS" means, collectively, this Agreement, each LockBox Account Agreement and all other instruments, documents and agreements executed and delivered in connection herewith.

         All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.